Exhibit 99.2

SL Green Realty Corp.

First Quarter

Supplemental Data

March 31, 2011

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2011 that will be released on Form 10-Q to be filed on or before May 10, 2011.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-20

Selected Financial Data	21-24
Debt Summary Schedule	25-27
Summary of Ground Lease Arrangements	28

Debt and Preferred Equity Investments	29-31

Selected Property Data
Composition of Property Portfolio	32-34
Largest Tenants	35
Tenant Diversification	36
Leasing Activity Summary	37-40
Annual Lease Expirations	41-42

Summary of Real Estate Acquisition/Disposition Activity	43-45
Supplemental Definitions	46
Corporate Information	47

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FIRST QUARTER 2011 HIGHLIGHTS UNAUDITED

Operating Highlights

•                  First quarter FFO of $1.78 per diluted share before transaction related costs of $0.03 per share, a 64.8 percent increase as compared with $1.08 per diluted share for the first quarter of 2010.

•                  Guidance for 2011 is increased to a range of $4.65 to $4.80 FFO per diluted share from $4.05 to $4.20 FFO per diluted share.

•                  First quarter net income attributable to common stockholders of $1.01 per diluted share as compared with $0.19 per diluted share in the first quarter of 2010.

•                  Combined same-store GAAP NOI increased to $168.1 million, a 2.3 percent increase as compared with $164.3 million in the first quarter of 2010.

•                  Signed 66 Manhattan leases totaling 577,083 square feet and 38 Suburban leases totaling 141,930 square feet during the first quarter.  The mark-to-market on leases signed in Manhattan was 10.6 percent higher and the mark-to-market on signed Suburban leases was 0.1 percent higher than the previously fully escalated rents on the same office spaces.

•                  Quarter-end occupancy of 94.9 percent in Manhattan stabilized properties as compared to 94.0 percent in the same quarter of the previous year.

Investing Highlights

•                  Sold debt investments in 280 Park Avenue, New York, to a newly formed 50/50 joint venture between SL Green and Vornado Realty Trust (NYSE: VNO). The Company realized $38.7 million of additional income upon the sale.

•                  Acquired a 48.9 percent interest in and launched a marketing and leasing campaign for the newly renovated 741,500 square foot 3 Columbus Circle, New York. The acquisition was accomplished through a recapitalization that included a $138.7 million equity investment by SL Green and a bridge loan provided by SL Green and Deutsche Bank.  Subsequent to the end of the quarter, in April 2011, the joint venture refinanced the bridge loan at which point SL Green and Deutsche Bank were repaid.

•                  Consolidated a 100% interest in 521 Fifth Avenue through the buyout of the Company’s joint venture partner, City Investment Fund. The transaction valued the property at approximately $245.7 million. Subsequent to the end of the quarter, in April 2011, the Company exercised its right to acquire the fee interest in the property for $15.0 million.

•                  Entered into an agreement to sell 28 West 44th Street for $161.0 million. The transaction is expected to close during the second quarter of 2011 and is subject to customary closing conditions.

FIRST QUARTER 2011 HIGHLIGHTS UNAUDITED

•                  Sold or were repaid on debt investments totaling $490.3 million (inclusive of the 280 Park Avenue transaction and repayment of the mezzanine position on 666 Fifth Avenue), recognizing additional income of $46.2 million during the first quarter.

•                  Originated or purchased $104.0 million of new debt investments at an average current yield of 11.9 percent.

Financing Highlights

•                  Received a BBB-, investment grade, rating on the Company’s senior unsecured notes from Standard & Poor’s Ratings Services.

•                  Sold approximately 4.2 million shares of common stock through an At-The-Market (“ATM”) equity offering program for aggregate proceeds of approximately $311.0 million ($306.3 million after related expenses).

•                  Unencumbered 100 Church Street, New York, by repaying the $139.7 million mortgage securing the property.

SUMMARY

New York, NY, April 27, 2011 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $142.8 million, or $1.75 per diluted share, for the quarter ended March 31, 2011, compared to $85.0 million, or $1.07 per diluted share, for the same quarter in 2010.

Net income attributable to common stockholders totaled $80.9 million, or $1.01 per diluted share, for the quarter ended March 31, 2011, compared to $15.1 million, or $0.19 per diluted share, for the same quarter in 2010.

Operating and Leasing Activity

For the first quarter of 2011, the Company reported revenues and EBITDA of $334.3 million and $211.9 million, respectively, an increase of 33.3 percent and 52.3 percent compared to $250.9 million and $139.1 million, respectively, for the same period in 2010.

Same-store GAAP NOI on a combined basis increased by 2.3 percent to $168.1 million for the first quarter of 2011 when compared to the same quarter in 2010, with the consolidated properties increasing by 2.0 percent to $131.7 million and the unconsolidated joint venture properties increasing 3.6 percent to $36.4 million.

Occupancy for the Company’s stabilized Manhattan portfolio at March 31, 2011 was 94.9 percent as compared to 94.0 percent for the same period in the previous year.  During the quarter, the Company signed 66 leases in its Manhattan portfolio totaling 577,083 square feet.  Nine leases totaling 149,540 square feet represented office leases that replaced previous vacancy, while 45 office leases comprising 416,043 square feet had average starting rents of $50.15 per rentable square foot, representing a 10.6 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first quarter was 8.4 years and average tenant concessions were 3.2 months of free rent with a tenant

FIRST QUARTER 2011 HIGHLIGHTS UNAUDITED

improvement allowance of $29.13 per rentable square foot.  Leases totaling 714,133 square feet commenced during the first quarter, of which 559,552 square feet represented office leases that had average starting rents of $48.20 per rentable square foot, representing a 0.9 percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio was 86.3 percent at March 31, 2011.  During the quarter, the Company signed 38 leases in the Suburban portfolio totaling 141,930 square feet.  Eight leases and 27,476 square feet represented office leases that replaced previous vacancy, while 26 office leases comprising 101,023 square feet had average starting rents of $33.50 per rentable square foot, representing a 0.1 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the first quarter was 5.9 years and average tenant concessions were 4.8 months of free rent with a tenant improvement allowance of $15.20 per rentable square foot.  Leases totaling 152,566 square feet commenced during the first quarter, of which 109,051 square feet represented office leases that had average starting rents of $33.50 per rentable square foot, representing a 3.2 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the first quarter included:

•                  New lease/early renewal with GNYHA Management Corp. for 15 years for 111,320 square feet at 555 West 57th Street;

•                  New 10-year lease with NY State Office of General Services for 89,514 square feet at 100 Church Street;

•                  Early renewal/new lease with ABN AMRO Holdings USA LLC for 11 years for 31,515 square feet at 100 Park Avenue;

•                  Early renewal with Miller Tabak & Co. for 10 years for 29,000 square feet at 331 Madison Avenue;

•                  New lease with Student Loan Corp. for five years for 18,765 square feet at 750 Washington Boulevard, Stamford, Connecticut;

Marketing, general and administrative, or MG&A, expenses for the quarter ended March 31, 2011 were $20.0 million, or 6.0 percent of total revenues, compared to $18.4 million, or 7.3 percent of total revenues, for the quarter ended March 31, 2010.

REAL ESTATE INVESTMENT ACTIVITY

In January 2011, the Company purchased City Investment Fund’s 49.9% interest in 521 Fifth Avenue, thereby assuming full ownership of the building. The transaction valued the consolidated interest at approximately $245.7 million. Subsequent to the end of the quarter, in April 2011, the Company refinanced the property with a new $150.0 million 2-year mortgage which carried a floating rate of interest of 200 basis points over the 30-day LIBOR and exercised its right to acquire the fee interest in the property for $15.0 million.

In January 2011, SL Green acquired a 48.9 percent interest in the newly renovated 741,500 square foot 3 Columbus Circle, New

FIRST QUARTER 2011 HIGHLIGHTS UNAUDITED

York. The acquisition was accomplished through a recapitalization that included a $138.7 million equity investment by SL Green, a portion of which was in the form of SL Green Operating Partnership Units, and a bridge loan provided by SL Green and Deutsche Bank.  Subsequent to the end of the quarter, in April 2011, the joint venture refinanced the bridge loan and replaced it with a $260.0 million 5-year mortgage with the Bank of China, which carries a floating rate of interest of 210 basis points over the 30-day LIBOR, at which point SL Green and Deutsche Bank were repaid,. The joint venture has the ability to increase the mortgage by $40.0 million based on meeting certain performance hurdles. The Company believes the property is now fully capitalized for all costs necessary to complete the redevelopment and lease-up of the building and a marketing and leasing campaign has recently been launched.

In March 2011, SL Green entered into an agreement to sell its 359,000 square foot property located at 28 West 44th Street for $161.0 million. This transaction is expected to close during the second quarter of 2011 and is subject to customary closing conditions.

FINANCING AND CAPITAL ACTIVITY

In 2011, the Company, along with SL Green Operating Partnership, entered into At-The-Market or “ATM” programs to sell $525.0 million of its common stock. As of April 27, 2011, the Company had sold 4,199,099 shares of its common stock through the ATM for aggregate proceeds of approximately $311.0 million ($306.3 million after related expenses).

In March 2011, the Company unencumbered 100 Church Street, New York, by repaying the $139.7 million mortgage securing the property.  This mortgage, which carried an effective interest rate of 5.1%, was scheduled to mature in January 2013.

In January 2011, the Company repaid its $84.8 million, 5.15% unsecured notes at par on the maturity date.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $579.3 million at March 31, 2011, a decrease of 39.9 percent, or $384.5 million, from December 31, 2010.  During the first quarter, the Company purchased and originated new debt investments totaling $104.0 million, which are directly collateralized by commercial office properties, and received $490.3 million of proceeds from investments that were sold, redeemed or repaid.  The debt and preferred equity investment portfolio had a weighted average maturity of 3.4 years as of March 31, 2011 and had a weighted average yield for the quarter ended March 31, 2011 of 7.5 percent, exclusive of loans with a net carrying value of $102.3 million, which are on non-accrual status.

In March 2011, the Company sold its debt investments in 280 Park Avenue, New York, to a newly formed 50/50 joint venture with Vornado Realty Trust (NYSE: VNO). The Company realized $38.7 million of additional income upon the sale, which is included in preferred equity and investment income for the first quarter. The joint venture also assumed $30 million of the Company’s floating rate financing which matures in June 2016

FIRST QUARTER 2011 HIGHLIGHTS UNAUDITED

and carried a weighted average interest rate for the quarter of 1.20%.

Dividends

During the first quarter of 2011, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.10 per share of common stock, which were paid on April 15, 2011 to stockholders of record on the close of business on March 31, 2011; and

•      $0.4766 and $0.4922 per share on the Company’s Series C and D Preferred Stock, respectively, for the period January 15, 2011 through and including April 14, 2011, which were paid on April 15, 2011 to stockholders of record on the close of business on March 31, 2011, and reflect regular quarterly dividends, which are the equivalent of annualized dividends of $1.9064 and $1.9688, respectively.

SL Green Realty Corp.
Key Financial Data
March 31, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	3/31/2011		12/31/2010		9/30/2010		6/30/2010		3/31/2010

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$1.01		$0.09		$1.42		$1.75		$0.19
Funds from operations available to common stockholders - diluted	$1.75		$0.93		$1.82		$1.02		$1.07
Funds available for distribution to common stockholders - diluted	$1.07		$0.35		$1.40		$0.67		$0.67

Common Share Price & Dividends
At the end of the period	$75.20		$67.51		$63.33		$55.04		$57.27
High during period	$75.63		$70.27		$66.61		$67.69		$57.60
Low during period	$66.96		$61.50		$50.41		$55.04		$44.18
Common dividends per share	$0.100		$0.100		$0.100		$0.100		$0.100
FFO payout ratio	5.7%		10.7%		5.5%		9.8%		9.4%
FAD payout ratio	9.4%		28.8%		7.1%		15.0%		14.8%

Common Shares & Units
Common shares outstanding	80,925		78,307		78,252		78,209		77,924
Units outstanding	1,912		1,249		1,249		1,211		1,408
Total common shares and units outstanding	82,837		79,556		79,501		79,420		79,332

Weighted average common shares and units outstanding - basic	81,206		79,549		79,437		79,371		79,325
Weighted average common shares and units outstanding - diluted	81,643		79,937		79,781		79,791		79,760

Market Capitalization
Market value of common equity	$6,229,342		$5,370,826		$5,034,798		$4,371,277		$4,543,344
Liquidation value of preferred equity	392,500		392,500		392,500		392,500		392,500
Consolidated debt	5,020,380		5,251,013		4,628,207		4,558,947		4,776,401
Consolidated market capitalization	$11,642,222		$11,014,339		$10,055,505		$9,322,724		$9,712,245
SLG portion of JV debt	1,670,792		1,603,918		1,819,118		1,820,107		1,847,234
Combined market capitalization	$13,313,014		$12,618,257		$11,874,623		$11,142,831		$11,559,479

Consolidated debt to market capitalization	43.1%		47.7%		46.0%		48.9%		49.2%
Combined debt to market capitalization	50.3%		54.3%		54.3%		57.2%		57.3%
Debt to total assets - unsecured credit facility covenant	43.4%		47.1%		45.0%		44.6%		46.8%

Consolidated debt service coverage	2.9		2.4		3.6		2.6		2.6
Consolidated fixed charge coverage	2.4		2.0		2.9		2.1		2.1
Combined fixed charge coverage	2.1		1.7		2.4		1.8		1.9

Portfolio Statistics (Manhattan)
Consolidated operating office buildings	23		22		22		22		22
Unconsolidated operating office buildings	7		8		8		8		8
	30		30		30		30		30

Consolidated operating office buildings square footage	15,601,945		15,141,945		15,141,945		14,829,700		14,829,700
Unconsolidated operating office buildings square footage	6,722,515		7,182,515		7,182,515		7,182,515		9,429,000
	22,324,460		22,324,460		22,324,460		22,012,215		24,258,700

Quarter end occupancy - Manhattan office portfolio	94.9	%(1)	94.6	%(1)	94.4	%(1)	94.4	%(1)	94.0	%(1)
Quarter end occupancy- same store - Manhattan office consolidated	92.1%		91.5%		90.7%		90.9%		90.8%
Quarter end occupancy- same store - combined office (consolidated + joint venture)	93.7%		93.1%		92.1%		92.2%		92.1%

(1) Excludes 100 Church Street, which the Company took ownership of in January 2010.

Supplemental Information	First Quarter 2011

SL Green Realty Corp. Key Financial Data March 31, 2011 (Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Selected Balance Sheet Data
Real estate assets before depreciation	$9,377,934	$8,890,064	$8,599,674	$8,333,310	$8,387,102
Investments in unconsolidated joint ventures	$916,600	$631,570	$777,556	$775,765	$1,053,754
Debt and Preferred Equity Investments	$579,287	$963,772	$907,936	$867,393	$786,138

Total assets	$11,442,366	$11,300,294	$10,587,875	$10,408,034	$10,514,240

Fixed rate & hedged debt	$4,117,683	$4,136,362	$3,360,132	$3,249,291	$3,535,954
Variable rate debt	781,074	1,114,651	1,268,075	1,309,656	1,240,447
Total consolidated debt	$4,898,757	$5,251,013	$4,628,207	$4,558,947	$4,776,401

Total liabilities	$5,682,787	$5,818,412	$5,202,544	$5,141,952	$5,370,610

Fixed rate & hedged debt - including SLG portion of JV debt	$5,100,904	$5,119,583	$4,620,699	$4,509,858	$4,785,853
Variable rate debt - including SLG portion of JV debt	1,468,645	1,735,348	1,826,626	1,869,196	1,837,782
Total combined debt	$6,569,549	$6,854,931	$6,447,325	$6,379,054	$6,623,635

Selected Operating Data
Property operating revenues	$259,245	$230,021	$226,709	$221,907	$222,304
Property operating expenses	108,201	100,782	101,734	97,621	101,579
Property operating NOI	$151,044	$129,239	$124,975	$124,286	$120,725
NOI from discontinued operations	2,254	2,311	4,541	4,863	4,356
Total property operating NOI	$153,298	$131,550	$129,516	$129,149	$125,081

SLG share of property NOI from JVs	$41,878	$47,870	$46,357	$50,485	$55,021
Debt and preferred equity investment income	$67,828	$22,383	$84,377	$20,788	$20,379
Other income	$7,249	$10,578	$8,065	$8,877	$8,198
Gain (Loss) on early extinguishment of debt	$—	$—	$(511)	$(1,276)	$(113)

Loan loss and other investment reserves, net of recoveries	$—	$8,178	$1,338	$4,985	$6,000

Marketing general & administrative expenses	$20,021	$20,695	$18,474	$18,379	$18,398

Consolidated interest	$65,767	$61,292	$57,226	$57,649	$57,479
Combined interest	$84,151	$85,795	$79,511	$79,755	$79,017
Preferred dividends	$7,545	$7,545	$7,545	$7,545	$7,116

Office Leasing Statistics (Manhattan)
Total office leases commenced	63	54	44	49	47
Total office square footage commenced	703,023	793,667	510,463	461,492	501,321

Average rent psf - leases commenced	$48.20	$46.19	$41.22	$40.09	$45.00
Previously escalated rents psf	$47.75	$47.44	$40.69	$41.95	$47.39
Percentage of new rent over previously escalated rents (1)	0.9%	-2.6%	1.3%	-4.4%	-5.1%
Tenant concession packages psf	$23.54	$56.32	$18.78	$23.72	$28.31
Free rent months	3.5	6.5	3.2	2.8	5.5

(1) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data March 31, 2011 (Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties

	As of or for the three months ended
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Selected Operating Data (Suburban)
Property operating revenues	$28,002	$25,476	$27,157	$27,305	$27,453
Property operating expenses	13,001	13,277	12,721	13,329	13,083
Property operating NOI	$15,001	$12,199	$14,436	$13,976	$14,370
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI	$15,001	$12,199	$14,436	$13,976	$14,370

SLG share of property NOI from JV	$4,422	$4,586	$4,776	$4,444	$5,096

Other income	$1,323	$2,548	$392	$707	$2,507

Consolidated interest	$1,094	$1,124	$1,133	$1,133	$1,126
Combined interest	$3,208	$3,280	$3,287	$3,300	$3,200

Portfolio Statistics (Suburban)
Consolidated operating office buildings	25	25	25	25	25
Unconsolidated operating office buildings	6	6	6	6	6
	31	31	31	31	31

Consolidated operating office buildings square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated operating office buildings square footage	2,941,700	2,941,700	2,941,700	2,941,700	2,941,700
	6,804,700	6,804,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy - suburban portfolio	86.3%	87.3%	87.0%	87.9%	88.1%

Office Leasing Statistics (Suburban)
Total office leases commenced	32	29	17	22	31
Total office square footage commenced	139,793	332,707	206,666	103,076	214,931

Average rent psf - leases commenced	$33.50	$29.50	$29.31	$30.80	$28.57
Previously escalated rents psf	$34.62	$33.30	$32.24	$31.63	$32.06
Percentage of new rent over previously escalated rents (1)	-3.2%	-11.4%	-9.1%	-2.6%	-10.9%
Tenant concession packages psf	$18.65	$20.31	$11.56	$12.47	$11.24
Free rent months	4.7	4.6	2.8	3.1	3.4

(1) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Assets
Commercial real estate properties, at cost:
Land & land interests	1,974,994	1,750,220	$1,459,690	$1,392,730	$1,411,560
Buildings & improvements fee interest	5,754,193	5,840,701	5,838,978	5,647,490	5,682,183
Buildings & improvements leasehold	1,520,150	1,286,935	1,288,798	1,280,882	1,281,151
Buildings & improvements under capital lease	12,208	12,208	12,208	12,208	12,208
	9,261,545	8,890,064	$8,599,674	$8,333,310	$8,387,102
Less accumulated depreciation	(953,993)	(916,293)	(871,910)	(832,436)	(790,171)
	$8,307,552	$7,973,771	$7,727,764	$7,500,874	$7,596,931
Other real estate investments:
Investment in and advances to unconsolidated joint ventures	916,600	631,570	777,556	775,765	1,053,754
Debt and Preferred Equity Investments, net	579,287	963,772	907,936	867,393	786,138

Assets held for sale, net	104,808	—	—	—	992
Cash and cash equivalents	234,009	332,830	270,803	339,577	167,654
Restricted cash	107,835	137,673	153,667	157,515	170,318
Investment in marketable securities	64,440	34,052	72,090	72,993	78,048
Tenant and other receivables, net of $13,807 reserve at 3/31/11	26,314	27,054	29,470	22,734	22,980
Related party receivables	3,653	6,295	7,088	6,026	3,218
Deferred rents receivable, net of reserve for tenant credit loss of $29,832 at 3/31/11	223,552	201,317	190,481	184,739	176,601
Deferred costs, net	180,712	172,517	156,502	147,605	151,856
Other assets	693,604	819,443	294,518	332,813	305,750

Total Assets	$11,442,366	$11,300,294	$10,587,875	$10,408,034	$10,514,240

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Liabilities and Equity
Mortgages & other loans payable	$3,280,084	$3,400,468	$2,896,946	$2,800,866	$2,723,146
Senior unsecured notes	1,018,674	1,100,545	831,261	858,081	1,053,255
Revolving credit facility	500,000	650,000	800,000	800,000	900,000
Accrued interest and other liabilities	150,895	38,149	21,357	24,645	23,002
Accounts payable and accrued expenses	123,728	133,389	144,814	144,168	137,278
Deferred revenue	294,634	307,678	320,712	325,228	344,772
Capitalized lease obligations	17,060	17,044	17,028	16,979	16,930
Deferred land lease payable	18,318	18,267	18,204	18,140	18,076
Dividends and distributions payable	14,563	14,182	14,203	14,228	14,248
Security deposits	43,196	38,690	38,019	39,617	39,903
Liabilities related to assets held for sale	121,635	—	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$5,682,787	$5,818,412	$5,202,544	$5,141,952	$5,370,610

Noncontrolling interest in operating partnership (1,912 units outstanding) at 3/31/11	143,756	84,338	79,117	66,640	80,642

Equity
SL Green Realty Corp. Stockholders’ Equity:
7.625% Series C Perpetual Preferred Shares	274,022	274,022	274,000	274,000	274,149
7.875% Series D Perpetual Preferred Shares	96,321	96,321	96,321	96,321	96,321
Common stock, $.01 par value, 160,000 shares authorized, 84,336 issued and outstanding at 3/31/11	844	817	816	816	813
Additional paid–in capital	3,836,453	3,660,842	3,570,752	3,563,980	3,542,197
Treasury stock (3,411 shares) at 3/31/11	(306,170)	(303,222)	(303,222)	(302,705)	(302,705)
Accumulated other comprehensive loss	(13,011)	(22,659)	(30,936)	(30,305)	(21,902)
Retained earnings	1,207,504	1,172,963	1,180,667	1,081,895	949,083
Total SL Green Realty Corp. stockholders’ equity	5,095,963	4,879,084	4,788,398	4,684,002	4,537,956

Noncontrolling interest in other partnerships	519,860	518,460	517,816	515,440	525,032

Total equity	$5,615,823	$5,397,544	$5,306,214	$5,199,442	$5,062,988

Total liabilities and equity	$11,442,366	$11,300,294	$10,587,875	$10,408,034	$10,514,240

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2011	2010	2010	2010
Revenues
Rental revenue, net	$228,970	$192,211	201,403	$195,863
Escalation and reimbursement revenues	30,275	30,093	28,618	30,846
Investment income	67,828	20,379	22,383	84,377
Other income	7,249	8,198	10,578	8,065
Total Revenues, net	334,322	250,881	262,982	319,151

Equity in net income from unconsolidated joint ventures	8,206	15,376	6,682	7,544
Gain (loss) on early extinguishment of debt	—	(113)	—	(511)

Operating expenses	60,300	56,786	57,093	58,068
Ground rent	7,834	7,821	7,831	7,860
Real estate taxes	40,067	36,972	35,858	35,806
Loan loss and other investment reserves, net of recoveries	—	6,000	8,178	1,338
Transaction related costs	2,434	1,058	3,433	3,254
Marketing, general and administrative	20,021	18,398	20,695	18,474
Total Operating Expenses	130,656	127,035	133,088	124,800

EBITDA	211,872	139,109	136,576	201,384

Interest expense, net of interest income	65,073	56,787	60,578	56,442
Amortization of deferred financing costs	3,806	2,295	2,598	2,581
Depreciation and amortization	63,497	55,525	58,284	56,011
Loss (gain) on equity investment in marketable securities	127	285	(775)	—

Income from Continuing Operations	79,369	24,217	15,891	86,350

Income (loss) from discontinued operations	737	1,917	436	2,211
Gain (loss) on sale of discontinued operations	—	—	—	35,485
Equity in net gain (loss) on sale of joint venture interest / real estate	—	—	1,633	520
Purchase price fair value adjustment	13,788	—	—	—
Net Income	93,894	26,134	17,960	124,566

Net income attributable to noncontrolling interests	(5,462)	(3,939)	(3,206)	(5,521)

Net Income (Loss) Attributable to SL Green Realty Corp	88,432	22,195	14,754	119,045

Dividends on perpetual preferred shares	7,545	7,116	7,545	7,545

Net Income (Loss) Attributable to Common Stockholders	$80,887	$15,079	$7,209	$111,500

Earnings per Share
Net income (loss) per share (basic)	$1.02	$0.19	$0.09	$1.43
Net income (loss) per share (diluted)	$1.01	$0.19	$0.09	$1.42

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Three Months Ended
		March 31,	March 31,	December 31,	September 30,
		2011	2010	2010	2010
Funds from operations
Net Income (Loss) Attributable to Common Stockholders		$80,887	$15,079	$7,209	$111,500

Add:	Depreciation and amortization	63,497	55,525	58,284	56,011
	Discontinued operations depreciation adjustments	676	1,527	941	1,326
	Joint ventures depreciation and noncontrolling interests adjustments	6,234	8,770	7,555	7,116
	Net income attributable to noncontrolling interests	5,462	3,939	3,206	5,521
	Loss (gain) on equity investment in marketable securities	—	285	(682)	—
Less:	Gain (loss) on sale of discontinued operations	—	—	—	35,485
	Equity in net gain (loss) on sale of joint venture property / real estate	—	—	1,633	520
	Purchase price fair value adjustment	13,788	—	—	—
	Non-real estate depreciation and amortization	213	172	189	155
	Funds From Operations	$142,755	$84,953	$74,691	$145,314

	Funds From Operations - Basic per Share	1.76	1.07	$0.94	$1.83

	Funds From Operations - Diluted per Share	1.75	1.07	$0.93	$1.82

Funds Available for Distribution
FFO		$142,755	$84,953	$74,691	$145,314

Add:	Non real estate depreciation and amortization	213	172	189	155
	Amortization of deferred financing costs	3,806	2,295	2,598	2,581
	Non-cash deferred compensation	9,179	3,028	13,928	6,748
Less:	FAD adjustment for Joint Ventures	4,776	10,881	15,894	11,691
	FAD adjustment for discontinued operations	(58)	(242)	(217)	(194)
	Straight-line rental income and other non cash adjustments	52,769	17,288	16,779	17,382
	Second cycle tenant improvements	4,929	2,811	12,116	5,934
	Second cycle leasing commissions	4,798	4,343	8,983	5,916
	Revenue enhancing recurring CAPEX	587	34	1,469	110
	Non-revenue enhancing recurring CAPEX	1,058	1,569	8,586	1,947

Funds Available for Distribution		$87,094	$53,764	$27,796	$112,012
	Diluted per Share	$1.07	$0.67	$0.35	$1.40
First Cycle Leasing Costs
	Tenant improvements	3,363	617	8,096	2,120
	Leasing commissions	—	1,186	2,955	4,983

Funds Available for Distribution after First Cycle Leasing Costs		$83,731	$51,961	$16,745	$104,909

Funds Available for Distribution per Diluted Weighted Average Unit and Common Share		$1.03	$0.65	$0.21	$1.31

Redevelopment Costs		1,609	2,925	$8,154	3,653

Payout Ratio of Funds From Operations		5.7%	9.4%	10.7%	5.5%
Payout Ratio of Funds Available for Distribution Before First Cycle Leasing Costs		9.4%	14.8%	28.8%	7.1%

CONDENSED CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000's omitted)

								Accumulated
	Series C	Series D						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2010	$274,022	$96,321	$817	$3,660,842	$(303,222)	$1,172,963	$518,460	$(22,659)	$5,397,544

Net Income attributable to SL Green						88,432	3,610		92,042
Preferred Dividend						(7,545)			(7,545)
Cash distributions declared ($0.10 per common share)						(8,137)			(8,137)
Cash distributions to noncontrolling interests							(2,210)		(2,210)
Comprehensive Income - Unrealized loss on derivative instruments								1,018	1,018
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								2,550	2,550
Comprehensive Income - Unrealized loss on investments								6,080	6,080
Net proceeds from exercise of stock options			1	2,861					2,862
Redemption of units and dividend reinvestment proceeds			—	725					725
Reallocation of noncontrolling interests in the operating partnership						(38,209)			(38,209)
Issuance of common stock			23	161,691					161,714
Deferred compensation plan			3	471	(2,948)				(2,474)
Amortization of deferred compensation				9,863					9,863
Balance at March 31, 2011	$274,022	$96,321	$844	$3,836,453	$(306,170)	$1,207,504	$519,860	$(13,011)	$5,615,823

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2010	78,306,702	1,249,274		79,555,976	—	79,555,976

YTD share activity	2,618,607	662,376		3,280,983		3,280,983
Share Count at March 31, 2011 - Basic	80,925,309	1,911,650	—	82,836,959	—	82,836,959

Weighting Factor	(1,524,225)	(107,029)	437,628	(1,193,626)		(1,193,626)
Weighted Average Share Count at March 31, 2011 - Diluted	79,401,084	1,804,621	437,628	81,643,333	—	81,643,333

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Property Joint Ventures Unaudited ($000’s omitted)

	March 31, 2011		March 31, 2010
	Total Property	SLG Property Interest	Total Property	SLG Property Interest
Land & land interests	$1,045,399	$467,258	$1,528,659	$732,605
Buildings & improvements fee interest	4,506,945	1,919,411	4,815,599	2,038,126
Buildings & improvements leasehold	29,679	13,356	264,670	131,094
	5,582,023	2,400,025	6,608,928	2,901,825
Less accumulated depreciation	(494,640)	(213,834)	(533,445)	(236,203)

Net real estate	$5,087,383	$2,186,191	$6,075,483	$2,665,622

Cash and cash equivalents	72,014	32,029	116,887	51,790
Restricted cash	77,196	35,796	39,064	15,399
Debt investments	400,000	200,000	—	—
Tenant receivables, net of $892 reserve at 3/31/11	16,873	6,200	14,817	5,642
Deferred rents receivable, net of reserve for tenant credit loss of $3,088 at 3/31/11	97,783	41,977	198,058	98,558
Deferred costs, net	117,498	49,552	133,803	57,548
Other assets	204,671	83,664	163,509	60,984

Total assets	$6,073,418	$2,635,409	$6,741,621	$2,955,543

Mortgage loans payable	$3,854,953	$1,670,792	$4,173,320	$1,847,234
Derivative instruments-fair value	31,643	15,985	37,183	18,814
Accrued interest payable	12,551	5,344	11,753	5,114
Accounts payable and accrued expenses	57,279	26,729	79,951	33,684
Deferred revenue	126,601	45,071	131,932	45,613
Security deposits	5,831	2,933	7,097	3,461
Contributed Capital (1)	1,984,560	868,555	2,300,385	1,001,623

Total liabilities and equity	$6,073,418	$2,635,409	$6,741,621	$2,955,543

As of March 31, 2011 the Company had twenty two unconsolidated joint venture interests. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the Company’s financial statements. We consolidated the accounts of the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue and a 51% interest in 750 Washington Avenue.

(1)

Contributed capital includes adjustments to capital to reflect our share of capital based on implied sales prices of partially sold or contributed properties. Our investment in an unconsolidated joint venture reflects our actual contributed capital base.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Property Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended March 31, 2011		December 31, 2010	Three Months Ended March 31, 2010
		SLG	SLG		SLG
	Total Property	Property Interest	Property Interest	Total Property	Property Interest
Revenues
Rental revenue, net	$109,793	$51,663	$57,350	$146,490	$66,740
Escalation and reimbursement revenues	12,261	6,690	6,958	19,910	9,810
Other income	1,506	714	469	7,740	3,662
Total Revenues, net	$123,560	$59,067	$64,777	$174,140	$80,212

Expenses
Operating expenses	$19,687	$10,249	$10,030	$29,142	$14,261
Ground rent	914	123	171	1,025	171
Real estate taxes	13,450	6,817	6,706	22,306	10,759
Total Operating Expenses	$34,051	$17,189	$16,907	$52,473	$25,191

GAAP NOI	$89,509	$41,878	$47,870	$121,667	$55,021
Cash NOI	$82,234	$39,504	$39,403	$109,650	$49,646

Transaction related costs	$65	$20	$15	$—	$—
Interest expense, net of interest income	43,949	18,384	24,503	49,690	21,538
Amortization of deferred financing costs	3,688	1,511	2,010	4,267	1,757
Depreciation and amortization	31,724	13,760	14,662	37,747	16,350

Net Income	$10,083	$8,203	$6,680	$29,963	$15,376

Plus: Real estate depreciation	31,689	13,752	14,654	37,715	16,343
Funds From Operations	$41,772	$21,955	$21,334	$67,678	$31,719

FAD Adjustments:
Plus: Non real estate depreciation and amortization	$3,723	$1,519	$2,018	$4,299	$1,764
Less: Straight-line rental income and other non-cash adjustments	(6,870)	(2,253)	(9,141)	(11,633)	(5,259)
Less: Second cycle tenant improvement	(4,718)	(2,347)	(5,154)	(5,386)	(3,013)
Less: Second cycle leasing commissions	(2,900)	(1,441)	(2,109)	(6,602)	(3,921)
Less: Recurring CAPEX	(698)	(254)	(1,508)	(1,052)	(452)
FAD Adjustment	$(11,463)	$(4,776)	$(15,894)	$(20,374)	$(10,881)

SELECTED FINANCIAL DATA Capitalization Analysis Unaudited ($000’s omitted)

	3/31/2011		12/31/2010		9/30/2010	6/30/2010	3/31/2010
Market Capitalization
Common equity:
Common shares outstanding	80,925		78,307		78,252	78,209	77,924
OP units outstanding	1,912		1,249		1,249	1,211	1,408
Total common equity (shares and units)	82,837		79,556		79,501	79,420	79,332
Common share price (end of period)	$75.20		$67.51		$63.33	$55.04	$57.27
Equity market value	$6,229,342		$5,370,826		$5,034,798	$4,371,277	$4,543,344

Preferred equity at liquidation value:	392,500		392,500		392,500	392,500	392,500

Real Estate Debt
Mortgages & other loans payable	$3,280,084		$3,400,467		$2,896,946	$2,800,866	$2,723,146
Outstanding balance on unsecured credit line	500,000		650,000		800,000	800,000	900,000
Junior subordinated deferrable interest debentures	100,000		100,000		100,000	100,000	100,000
Unsecured notes	623,352		708,166		708,156	708,147	798,344
Convertible bonds	395,321		392,380		123,105	149,934	254,911
Liabilities related to assets held for sale	121,623		—		—	—	—
Total consolidated debt	5,020,380		5,251,013		4,628,207	4,558,947	4,776,401
Company’s portion of joint venture Debt	1,670,792		1,603,918		1,819,118	1,820,107	1,847,234
Total combined debt	6,691,172		6,854,931		6,447,325	6,379,054	6,623,635

Total market cap (debt & equity)	$13,313,014		$12,618,257		$11,874,623	$11,142,831	$11,559,479

Availability under Line of Credit
Senior unsecured line of credit (A)	$925,962	(A)	$776,872	(A)	$627,969	$626,980	$525,826

(A) As reduced by $26,038 outstanding letters of credit.

Leverage Metrics
Consolidated basis
Debt to market Cap	43.1%	47.7%	46.0%	48.9%	49.2%
Debt to gross real estate book	53.6%	59.1%	53.9%	54.8%	57.0%
Secured real estate debt to secured assets gross book	59.7%	64.6%	57.7%	58.8%	59.3%
Unsecured debt to unencumbered sssets-gross book value	43.1%	49.6%	45.6%	47.1%	55.2%

Joint Ventures Allocated
Combined debt to market cap	50.3%	54.3%	54.3%	57.2%	57.3%
Debt to gross real estate book	56.9%	61.4%	57.8%	58.6%	58.7%
Secured real estate debt to secured assets gross book	62.7%	66.4%	62.1%	63.1%	61.0%

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

		Three Months Ended		Three Months Ended	Three Months Ended
		March 31,	March 31,	December 31,	September 30,
		2011	2010	2010	2010
	Property NOI

	Property operating NOI	$151,044	$120,725	$129,239	$124,975
	NOI from discontinued operations	2,254	4,356	2,311	4,541
	Total property operating NOI - consolidated	153,298	125,081	$131,550	129,516
	SLG share of property NOI from JVs	41,878	55,021	47,870	46,357
	GAAP NOI	$195,176	$180,102	$179,420	$175,873

Less:	Free rent (Net of Amortization)	3,984	3,314	5,344	5,321
	Net FAS 141 adjustment	7,669	6,469	4,884	6,194
	Straightline revenue adjustment	25,901	13,047	15,581	14,548

Plus:	Allowance for S/L tenant credit loss	1,563	1,424	1,289	1,599
	Ground lease straight-line adjustment	50	64	64	64
	Cash NOI	$159,235	$158,760	$155,020	$151,473

	Components of Debt Service and Fixed Charges

	Interest expense	65,767	57,479	61,292	57,226
	Fixed amortization principal payments	7,529	7,139	7,269	6,962
	Total Consolidated Debt Service	73,296	64,618	68,561	64,188

	Payments under ground lease arrangements	7,884	7,885	7,895	7,924
	Dividend on perpetual preferred shares	7,545	7,116	7,545	7,545
	Total Consolidated Fixed Charges	88,725	79,619	84,001	79,657

	Adjusted EBITDA - Consolidated	209,851	167,606	163,738	227,013
	Adjusted EBITDA - Combined	228,235	189,144	188,241	249,298
	Interest Coverage Ratio	3.20	2.97	2.72	4.00
	Debt Service Coverage Ratio	2.87	2.64	2.42	3.56
	Fixed Charge Coverage Ratio	2.37	2.14	1.97	2.87

SELECTED FINANCIAL DATA 2011 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2011	2010	%	2010	2010
Revenues
	Rental revenue, net	$199,284	$193,207	3.1%	$193,457	$193,004
	Escalation & reimbursement revenues	28,564	30,231	-5.5%	27,254	30,452
	Other income	3,246	2,814	15.4%	5,386	3,131
	Total Revenues	231,094	226,252	2.1%	226,097	226,587
Expenses
	Operating expenses	53,008	51,857	2.2%	51,081	54,656
	Ground rent	7,976	7,988	-0.2%	8,069	8,027
	Real estate taxes	37,955	37,112	2.3%	34,693	35,577
	Transaction related costs	136	—		348	531
		99,075	96,957	2.2%	94,191	98,791

	EBITDA	132,019	129,295	2.1%	131,906	127,796

	Interest expense & amortization of financing costs	38,733	38,794	-0.2%	38,433	38,873
	Depreciation & amortization	55,793	53,374	4.5%	54,196	53,504

	Income before noncontrolling interest	37,493	37,127	1.0%	39,277	35,419
Plus:	Real estate depreciation & amortization	55,784	53,365	4.5%	54,187	53,494

	FFO	93,277	90,492	3.1%	93,464	88,913

Less:	Non—building revenue	439	192	128.6%	1,174	2,644

Plus:	Transaction related costs	136	—		348	531
	Interest expense & amortization of financing costs	38,733	38,794	-0.2%	38,433	38,873
	Non-real estate depreciation	9	9	0.0%	9	10
GAAP NOI		131,716	129,103	2.0%	131,080	125,683

Cash Adjustments
Less:	Free rent (net of amortization)	2,657	3,553	-25.2%	2,503	2,059
	Straightline revenue adjustment	12,625	7,037	79.4%	7,537	7,426
	Rental income - FAS 141	7,542	6,534	15.4%	5,708	6,103
	Ground lease straight-line adjustment	(317)	331	-195.8%	184	331
Plus:	Allowance for S/L tenant credit loss	1,184	1,196	-1.0%	744	1,077
Cash NOI		$110,393	$112,844	-2.2%	$115,892	$110,841

Operating Margins
	GAAP NOI to Real Estate Revenue, net	56.81%	56.81%		58.09%	55.85%
	Cash NOI to Real Estate Revenue, net	47.62%	49.66%		51.36%	49.26%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	60.25%	60.32%		61.66%	59.42%
	Cash NOI before Ground Rent/Real Estate Revenue, net	51.19%	53.02%		54.85%	52.68%

SELECTED FINANCIAL DATA 2011 Same Store - Joint Venture Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2011	2010	%	2010	2010
Revenues
	Rental revenue, net	$46,131	$43,133	7.0%	$46,249	$44,739
	Escalation & reimbursement revenues	5,870	5,486	7.0%	5,895	5,293
	Other income	36	1,429	-97.5%	388	38
	Total Revenues	52,037	50,048	4.0%	52,532	50,070
Expenses
	Operating expenses	9,428	8,817	6.9%	8,185	9,064
	Ground rent	117	117	0.0%	117	117
	Real estate taxes	6,058	5,940	2.0%	5,598	5,712
		15,603	14,874	4.9%	13,900	14,893

	EBITDA	36,434	35,174	3.6%	38,632	35,177

	Interest expense & amortization of financing costs	18,684	18,601	0.4%	18,717	19,083
	Depreciation & amortization	12,647	12,682	-0.3%	12,816	12,811

	Income before noncontrolling interest	5,103	3,891	31.1%	7,099	3,283
Plus:	Real estate depreciation & amortization	12,640	12,675	-0.3%	12,809	12,804

	FFO	17,743	16,566	7.1%	19,908	16,087

Less:	Non—building revenue	34	27	25.9%	254	28

Plus:	Interest expense & amortization of financing costs	18,684	18,601	0.4%	18,717	19,083
	Non-real estate depreciation	7	7	0.0%	7	7
GAAP NOI		36,400	35,147	3.6%	38,378	35,149

Cash Adjustments
Less:	Free rent (net of amortization)	(47)	53	0.0%	1,597	2,163
	Straightline revenue adjustment	1,674	1,153	8.0%	2,025	1,816
	Rental income - FAS 141	571	572	-0.2%	575	773
Plus:	Ground lease straight-line adjustment	10	10	0.0%	10	10
	Allowance for S/L tenant credit loss	126	140	-10.0%	274	299
Cash NOI		$34,338	$33,519	2.4%	$34,465	$30,706

Operating Margins
	GAAP NOI to Real Estate Revenue, net	69.98%	70.25%		73.40%	70.22%
	Cash NOI to Real Estate Revenue, net	66.02%	67.00%		65.91%	61.35%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	70.21%	70.48%		73.62%	70.46%
	Cash NOI before Ground Rent/Real Estate Revenue, net	66.00%	66.95%		65.61%	60.98%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2011 Annual				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2011	Coupon (1)	Repayment	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
919 Third Avenue	219,070	6.87%	3,223	Aug-11		216,656	—	Open
673 First Avenue	30,561	5.67%	875	Feb-13		28,984	—	Open
609 Fifth Avenue	96,107	5.85%	1,539	Oct-13		92,062	—	Open
220 E 42nd Street	193,662	5.25%	4,327	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	131,451	7.22%	3,111	Oct-15		109,537	—	Open
500 West Putnam Avenue	24,922	5.52%	437	Jan-16		22,376	—	Open
420 Lexington Avenue	188,893	7.50%	1,531	Sep-16		138,916	—	Sep-12
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 W 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
292 Madison Avenue	59,099	6.17%	—	Aug-17		59,099	—	May-17
1 Madison Avenue - South Building	636,874	5.91%	13,337	May-20		404,531	—	Open
	2,937,289	6.01%	28,380			2,611,153
Secured fixed rate debt - Other
609 Partners, LLC	31,721	5.00%	—	Jul-14		31,721	—	Open
	31,721	5.00%	—			31,721
Unsecured fixed rate debt
Senior unsecured line of credit	30,000	3.20%	—	Jun-12		30,000	—	Open
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-15		100,000	—	—
Unsecured notes	274,774	6.00%	—	Mar-16		275,000	—	Open
Convertible notes	270,761	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(2)	657	—	Jun-15
Convertible notes	123,903	3.00%	—	Mar-27	(3)	126,936	—	Apr-12
	1,148,673	5.23%	—			1,226,171
Total Fixed Rate Debt/Wtd Avg	4,117,683	5.79%	28,380			3,869,045

Floating rate debt
Secured floating rate debt
521 Fifth Avenue (Libor +100 bps)	140,000	1.26%	—	Apr-11		140,000	—	Open
1 Landmark Square (Libor + 185 bps)	108,282	2.11%	—	Feb-12		108,282	—	Open
	248,282	1.63%	—			248,282

Secured floating rate debt - Other
Senior Mortgage (GBP Libor + 250 bps)	62,792	3.22%	—	Jun-13		62,792	—	Open
	62,792	3.22%	—			62,792

Unsecured floating rate debt
Senior unsecured line of credit (Libor + 90 bps)	470,000	1.47%	—	Jun-12		470,000	Jun-12	Open
	470,000	1.47%	—			470,000

Total Floating Rate Debt/Wtd Avg	781,074	1.66%	—			781,074

Total Debt/Wtd Avg - Consolidated	4,898,757	5.13%	28,380			4,650,119

Total Debt/Wtd Avg - Joint Venture	1,670,792	4.84%

Weighted Average Balance & Interest Rate with SLG JV Debt	7,119,868	4.98%

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2012.

DEBT SUMMARY SCHEDULE - Joint Venture Unaudited ($000’s omitted)

				2011 Annual			As-Of
	Principal Outstanding - 3/31/11			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Repayment	Date	Maturity	Extension	Prepayment
Fixed rate debt

1604-1610 Broadway	27,000	12,150	5.66%	227	Apr-12	11,882	—	Open
100 Park Avenue	204,946	102,268	6.64%	178	Sep-14	98,756	—	Sep-11
One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16	50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
141 Fifth Avenue	25,000	12,500	5.70%	—	Jun-17	12,500	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
388/390 Greenwich Street	1,106,758	559,996	5.19%	—	Dec-17	559,996	—	Open
Total Fixed Rate Debt/Wtd Avg	2,303,364	983,221	5.43%	405		979,441

29 West 34th Street (Libor + 165 bps)	54,263	27,132	1.91%	57	May-11	27,132	—	Open
379 West Broadway (Libor + 165 bps)	20,991	9,446	1.91%	—	Jul-11	9,446	—	Open
717 Fifth Avenue (Libor + 275 bps)	245,000	80,238	5.25%	—	Sep-11	80,238	—	Open
1551/1555 Broadway (Libor + 400 bps)	127,350	12,735	4.28%	500	Oct-11	12,360	—	Open
Meadows (Libor + 135 bps)	86,454	43,227	1.61%	1,168	Sep-12	41,561	—	Open
16 Court Street (Libor + 250 bps)	86,431	30,251	2.76%	—	Oct-13	30,251	—	Open
180-182 Broadway (Libor + 275 bps)	16,722	4,264	3.01%	—	Dec-13	4,264	—	Open
3 Columbus Circle (Libor + 650 bps)	250,000	122,250	7.50%	—	Jan-14	122,250	—	Open
600 Lexington Avenue (Libor + 200 bps)	125,000	68,750	2.30%	—	Oct-17	58,097	—	Open
1515 Broadway (Libor + 250 bps)	459,804	252,892	3.50%	6,235	Dec-14	231,619	—	Open
11 West 34th Street (Libor + 250 bps)	17,953	5,386	4.82%	59	Jan-16	4,977	—	Jan-12
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.16%	—	Jun-16	15,000	—	Open
388/390 Greenwich Street (Libor + 115 bps)	31,622	16,000	1.41%	—	Dec-17	16,000	—	Open
Total Floating Rate Debt/Wtd Avg	1,551,590	687,571	3.98%	8,019		653,194

Total Joint Venture Debt/Wtd Avg	3,854,954	1,670,792	4.84%	8,424		1,632,635

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

Covenants

Senior Unsecured Line of Credit Covenants
	Actual	Required
Total Debt / Total Assets	43.4%	Less than 60%
Secured Debt / Total Assets	28.4%	Less than 50%
Line Fixed Charge Coverage	2.3	Greater than 1.50
Unsecured Debt / Unencumbered Assets	38.9%	Less than 60%
Unencumbered Interest Coverage	2.92	Greater than 1.75
Maximum FFO Payout	7.4%	Less than 95%

DEBT SUMMARY SCHEDULE - Reckson Unaudited ($000’s omitted)

Consolidated

	Principal		2011 Annual				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2011	Coupon (1)	Repayment	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	219,070	6.87%	3,223	Aug-11		216,656	—	Open
	219,070	6.87%	3,223			216,656

Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Unsecured notes	274,774	6.00%	—	Mar-16		275,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(2)	657	—	Jun-15
	624,009	6.68%	—			624,235

Total Debt/Wtd Avg - Consolidated	843,079	6.73%	3,223			840,891

Joint Venture

				2011 Annual			As-Of
	Principal Outstanding - 3/31/11			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon	Repayment	Date	Maturity	Extension	Prepayment
Fixed rate debt

One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
Total Debt/Wtd Avg - Joint Venture	315,000	94,500	4.91%	—		94,500

Total Debt/Wtd Avg - Consolidated + Joint Venture		937,579	6.55%	3,223		935,391

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Reckson Unsecured Notes Covenants
	Actual	Required
Total Debt / Total Assets	20.0%	Less than 60%
Secured Debt / Total Assets	5.0%	Less than 40%
Debt Service Coverage	3.40	Greater than 1.5
Unencumbered Assets / Unsecured Debt	460.0%	Greater than 150%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

	2011 Scheduled	2012 Scheduled	2013 Scheduled	2014 Scheduled	Deferred Land	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Lease Obligations (1)	Maturity

Operating Leases
673 First Avenue	$3,010	$3,010	$3,010	$3,010	$18,234	2037
420 Lexington Avenue (2)	10,933	10,933	10,933	10,933	—	2029	(3)
711 Third Avenue	750	—	—	—	44	2032
461 Fifth Avenue (2)	2,100	2,100	2,100	2,100	—	2027	(4)
625 Madison Avenue (2)	4,613	4,613	4,613	4,613	—	2022	(5)
1185 Avenue of the Americas (2)	6,909	6,909	6,909	6,909	—	2043
1055 Washing Blvd, Stamford (2)	615	615	615	615	—	2090
521 Fifth Avenue	500	95	—	—	40	2012

Total	$29,430	$28,275	$28,180	$28,180	$18,318

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,555	$1,515	$17,060	2037

(1) Per the balance sheet at March 31, 2011.

(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.

(3) Subject to renewal at the Company’s option through 2080.

(4) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(5) Subject to renewal at the Company’s option through 2054.

Debt and Preferred Equity Investments ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current	LIBOR
	Outstanding	Assets During Quarter	Yield During Quarter	Yield	Rate (2)

12/31/2009	$785,612	$648,018	8.80%	7.84%	0.23%

Originations/Accretion (1)	$83,824
Preferred Equity	$857
Redemptions/Sales/Amortization/Reserves	$(83,162)
3/31/2010	$787,131	$786,075	7.40%	8.08%	0.25%

Originations/Accretion (1)	$95,122
Preferred Equity	$1,399
Redemptions/Sales/Amortization/Reserves	$(16,259)
6/30/2010	$867,393	$814,208	8.14%	9.23%	0.35%

Originations/Accretion (1)	$255,543
Preferred Equity	$926
Redemptions/Sales/Amortization/Reserves	$(215,926)
9/30/2010	$907,936	$919,252	9.13%	7.27%	0.26%

Originations/Accretion (1)	$82,044
Preferred Equity	$941
Redemptions/Sales/Amortization/Reserves	$(27,149)
12/31/2010	$963,772	$926,440	7.93%	7.90%	0.30%

Originations/Accretion (1)	$104,642
Preferred Equity	$1,142
Redemptions/Sales/Amortization/Reserves	$(490,269)
3/31/2011	$579,287	$883,368	7.37%	6.19%	0.24%

(1) Accretion includes original issue discounts and compounding investment income.

(2) LIBOR rate is as of March 31, 2011

Debt and Preferred Equity Investments ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$26,000	$—	$171	9.20%	9.51%

Junior Mortgage Participation	$70,267	$563,253	$362	7.67%	7.85%

Mezzanine Debt	$273,826	$2,267,625	$808	14.16%	15.36%

Preferred Equity	$46,870	$205,222	$109	10.83%	11.06%

Other

Senior Mortgage Debt	$123,316	$—	$603	3.10%	2.65%

Mezzanine Debt	$13,536	$796,693	$190	3.72%	3.81%

Preferred Equity	$25,472	$980,553	$231	6.99%	6.50%

Balance as of 3/31/11	$579,287	$4,813,346	$594	7.37%	6.19%

Current Maturity Profile (2)

(1) Approximately 36.9% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 3.41 years.

Debt and Preferred Equity Investments 10 Largest Investments ($000’s omitted)

				Senior		Current
Investment Type	Book Value (1)	Location	Collateral Type	Financing	Last $ PSF	Yield

Mortgage Loan	$86,339	London, U.K.	Office	—	$821	2.54%
Mezzanine and Pref Equity	85,646	New York City	Office	166,625	$109	11.22%
Mezzanine Loan	84,062	New York City	Office	1,139,000	$1,110	0.00%
Mortgage and Mezzanine	62,606	New York City	Office/Retail	205,000	$387	6.48%
Mortgage and Mezzanine	46,364	New York City	Office	173,203	$436	9.63%
Mezzanine Loan	40,073	New York City	Office/Retail	165,000	$1,720	9.85%
Mezzanine and Pref Equity	39,008	Other	Office	796,693	$231	5.57%
Mortgage and Mezzanine	34,439	Other	Office	—	$102	3.10%
Mortgage Loan	26,000	New York City	Office	—	$171	9.51%
Mezzanine Loan	17,940	New York City	Office	177,000	$383	14.52%

Total	$522,477			$2,822,521		6.24%

(1) Net of unamortized fees, discounts, and reserves

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-11	Dec-10	Sep-10	Jun-10	Mar-10	Rent ($’s)	100%	SLG	Tenants
					%	%	%	%	%	%	$	%	%
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	59.9	59.9	43.4	43.4	43.4	24,030,192	3	2	9
120 West 45th Street	Midtown	Fee Interest	1	440,000	2	87.6	99.0	95.8	97.6	96.6	22,434,072	3	2	26
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	92.4	92.4	97.9	97.9	98.5	45,413,796	6	4	33
28 West 44th Street	Midtown	Fee Interest	1	359,000	1	92.6	94.0	94.1	90.6	90.8	15,170,400	2	1	61
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	2	86.9	89.5	87.2	88.2	86.6	21,556,620	3	2	81
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	90.2	78.5	73.6	73.6	41.5	12,853,680	2	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	89.7	89.9	91.8	92.4	93.8	59,994,283	8	6	211
461 Fifth Avenue (3)	Midtown	Leasehold Interest	1	200,000	1	98.8	96.9	98.8	98.8	98.8	15,596,766	2	2	17
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	95.4	93.9	93.9	93.9	93.9	49,917,564	6	5	22
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2	96.1	95.1	95.1	96.4	32,039,880	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	85.0	85.0	96.9	97.5	97.5	12,930,912	2	1	12
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	98.9	99.0	98.9	99.6	99.6	43,591,356	6	4	25
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.7	99.7	99.7	99.7	99.7	17,859,756	2	2	9
711 Third Avenue (1)	Grand Central North	Leasehold Interest	1	524,000	2	93.3	87.6	87.6	88.1	89.1	27,036,434	3	3	16
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	98.7	97.2	97.2	95.8	95.2	39,521,796	5	4	32
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	81.5	80.4	79.5	79.9	88.2	36,394,628	5	4	36
919 Third Avenue (2)	Grand Central North	Fee Interest	1	1,454,000	5	99.9	99.9	99.9	99.9	99.9	84,500,964		4	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.5	97.6	97.6	97.7	98.9	71,477,232	9	7	16
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	87.4	86.1	87.1	89.4	89.4	29,513,408	4	3	39
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	99.8	99.8	99.8	99.8	99.8	61,723,560	8	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	96.9	99.5	100.0	100.0	100.0	4,967,640	1	0	18

Subtotal / Weighted Average			21	14,537,700	50	92.1	91.5	90.7	90.9	90.8	$728,524,938	83	66	693

Adjustments
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	94.2	99.1	99.1	—	—	31,025,388	4	3	20
521 Fifth Avenue (3)	Grand Central	Leasehold Interest	1	460,000	2	83.3	80.7	80.7	74.5	85.3	21,146,016	3	2	45

Subtotal / Weighted Average			2	1,064,245	4	89.5	91.1	91.1	74.5	85.3	$52,171,404	7	5	65

Total / Weighted Average Manhattan Consolidated Properties			23	15,601,945	54	92.0	91.5	90.7	90.4	90.6	$780,696,342	90	71	758

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	93.2	91.9	80.9	83.1	83.7	49,643,184		2	33
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	80.9	80.8	80.2	76.0	72.6	24,506,892		1	33
1515 Broadway - 68.45%	Times Square	Fee Interest	1	1,750,000	6	98.5	98.0	98.0	97.9	97.9	105,236,868		7	12
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0	100.0	100.0	100.0	100.0	104,501,052		5	1
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0	100.0	100.0	100.0	100.0	36,516,840		1	1

Subtotal / Weighted Average			6	6,419,000	22	97.1	96.8	95.3	95.2	95.0	$320,404,836		17	80

Adjustments
600 Lexington Avenue - 55%	Eastside	Fee Interest	1	303,515	1	81.9	84.6	88.6	93.6	—	15,677,448		1	27

Subtotal / Weighted Average			1	303,515	1	81.9	84.6	88.6	93.6	—	$15,677,448		1	27

Total / Weighted Average Unconsolidated Properties			7	6,722,515	23	96.4	96.3	95.0	95.2	95.0	$336,082,284		18	107

Manhattan Grand Total / Weighted Average			30	22,324,460	77	93.3	92.9	92.0	91.9	91.9	$1,116,778,626			865
Manhattan Grand Total - SLG share of Annualized Rent											$919,953,270		89
Manhattan Same Store Occupancy % - Combined				20,956,700	94	93.7	93.1	92.1	92.2	92.1

Portfolio Grand Total			61	29,129,160	100	91.7	91.6	90.9	91.0	91.0	$1,290,020,490			1,295
Portfolio Grand Total - SLG Share of Annualized Rent											$1,030,542,364		100

(1) Including Ownership of 50% in Building Fee.

(2) SL Green holds a 51% interest in this consolidated joint venture asset.

(3) SL Green holds an option to acquire the fee interest on this building.

Excluding the downtown acquisition of 100 Church Street occupancy would be 94.9%.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-11	Dec-10	Sep-10	Jun-10	Mar-10	Rent ($’s)	100%	SLG	Tenants
					%	%	%	%	%	%	$	%	%
CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street	Rye Brook, Westchester	Fee Interest	6	540,000	2	74.7	74.7	81.9	81.9	80.3	10,863,305	1	1	27
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	72.5	72.5	72.5	93.2	93.2	3,478,560	0	0	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	84.4	84.9	71.2	71.4	65.6	2,951,196	0	0	12
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	59.8	60.6	83.3	81.7	81.7	3,307,900	0	0	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	92.4	92.4	87.1	88.2	93.5	6,423,408	1	1	8
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	76.2	76.2	57.7	57.7	57.7	4,006,704	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	94.4	94.4	94.4	96.6	96.6	4,072,332	1	0	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.6	90.5	92.0	92.0	96.1	12,354,809	2	1	16

Westchester, NY Subtotal/Weighted Average			13	2,135,100	8	80.6	80.0	81.0	82.8	83.2	47,458,214	6	5	95

“Same Store” Connecticut
Landmark Square	Stamford, Connecticut	Fee Interest	6	826,000	3	83.0	88.7	85.5	85.4	84.2	19,276,256	2	2	101
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	88.5	84.5	84.5	84.5	84.5	3,939,444		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	91.6	95.4	95.4	95.4	95.4	6,796,884		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	91.3	86.6	86.6	86.0	87.2	5,968,429	1	1	23
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	89.0	89.0	89.0	90.7	92.2	1,801,032	0	0	17
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	50.2	50.2	50.2	51.9	54.3	2,109,120	0	0	15
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	51.2	68.2	68.2	83.2	83.2	2,576,700	0	0	9

Connecticut Subtotal/Weighted Average			12	1,727,900	5	80.8	84.3	82.8	84.0	83.8	42,467,865	4	4	180

Total / Weighted Average Consolidated Properties			25	3,863,000	13	80.7	81.9	81.8	83.3	83.5	$89,926,080	10	9	275

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1	1,402,000	5	100.0	100.0	100.0	100.0	100.0	39,819,192		1	1
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	79.5	83.2	84.7	84.7	84.7	12,577,968		1	53
16 Court Street - 35%	Brooklyn, NY	Fee Interest	1	317,600	1	88.5	87.5	84.8	86.1	84.0	9,667,308		0	67
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	95.3	95.3	92.9	92.9	95.1	21,251,316		0	34
Total / Weighted Average Unconsolidated Properties			6	2,941,700	10	93.7	94.3	93.8	93.9	94.2	$83,315,784		2	155

Suburban Grand Total / Weighted Average			31	6,804,700	23	86.3	87.3	87.0	87.9	88.1	$173,241,864			430
Suburban Grand Total - SLG share of Annualized Rent											$110,589,095		11
Suburban Same Store Occupancy % - Combined				6,804,700	100	86.3	87.3	87.0	87.9	88.1

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

												Gross Total
RETAIL												Book Value
141 Fifth Avenue - 50%	Flatiron	Fee Interest	1	13,000	4	100.0	100.0	100.0	77.6	77.6	2,523,792	14,922,829	6	2
1551-1555 Broadway - 10%	Times Square	Fee Interest	1	25,600	8	100.0	100.0	100.0	100.0	100.0	16,727,364	144,655,760	9	1
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	9	23.7	23.7	23.7	23.7	23.7	2,001,912	7,490,827	6	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	5	100.0	100.0	—	—	—	1,750,000	14,601,067	3	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	9	100.0	100.0	100.0	100.0	100.0	6,433,980	23,349,965	17	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	5	100.0	100.0	100.0	100.0	100.0	4,076,616	47,949,484	10	2
379 West Broadway - 45% (2)	Cast Iron/Soho	Leasehold Interest	1	62,006	19	100.0	100.0	100.0	100.0	100.0	3,489,468	22,187,815	8	5
717 Fifth Avenue - 32.75%	Midtown/Plaza District	Fee Interest	1	119,550	36	75.8	75.8	75.8	75.8	75.8	19,798,524	278,698,158	33	6
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	21,900	7	100.0	100.0	—	—	—	1,425,468	18,385,000	7	2
Total / Weighted Average Retail Properties			9	334,782	100	84.5	84.5	78.0	77.1	77.1	$58,227,124	$572,240,905	100	22

DEVELOPMENT
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	741,500	58	20.1	—	—	—	—	14,763,672	478,369,744	87	27
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	22	10.7	10.7	10.7	10.7	10.7	642,012	43,900,206	8	1
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	7	15.8	15.8	15.1	15.1	10.4	187,584	15,548,930	2	8
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	5	—	—	—	—	—	—	4,379,168	—	—
180-182 Broadway - 25.5%	Cast Iron/Soho	Fee Interest	2	70,580	6	—	—	49.0	49.0	49.0	—	61,010,254	—	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	3	10.8	10.8	10.8	10.8	10.8	285,888	9,449,898	3	1
Total / Weighted Average Development Properties			7	1,277,521	100	15.3	8.8	15.1	15.1	14.4	$15,879,156	$612,658,200	100	37

LAND
2 Herald Square (3)	Herald Square/Penn Station	Fee Interest	1	354,400	30	100.0	100.0	100.0	100.0	100.0	9,000,000	229,336,692	39
885 Third Avenue (3)	Midtown/Plaza District	Fee Interest	1	607,000	52	100.0	100.0	100.0	100.0	100.0	11,095,000	329,943,115	48
292 Madison Avenue (3)	Grand Central South	Fee Interest	1	203,800	17	100.0	100.0	100.0	100.0	100.0	3,150,000	68,008,083	14
Total / Weighted Average Land			3	1,165,200	100	100.0	100.0	100.0	100.0	100.0	$23,245,000	$627,287,890	100

(2) SL Green holds an option to acquire the fee interest on this property.

(3) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar- 11	Dec-10	Sep-10	Jun-10	Mar- 10	Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
810 Seventh Avenue	Times Square	Fee Interest	692,000	9	81.5	80.4	79.5	79.9	88.2	36,394,628	19	14	36
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	19	99.9	99.9	99.9	99.9	99.9	84,500,964		17	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	14	99.5	97.6	97.6	97.7	98.9	71,477,232	37	28	16
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	7	87.4	86.1	87.1	89.4	89.4	29,513,408	15	12	39

Total / Weighted Average Consolidated Properties			3,770,000	48	94.6	93.6	93.6	94.1	95.9	$221,886,232	72	72	105

Grand Total / Weighted Average			3,770,000	48	94.6	93.6	93.6	94.1	95.9	$221,886,232			105
Grand Total - SLG share of Annualized Rent										$180,480,760		72

Suburban Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-11	Dec-10	Sep-10	Jun-10	Mar-10	Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	100.0	100.0	100.0	1,831,836	1	1	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.4	79.4	79.4	79.4	79.4	1,315,968	1	1	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.1	80.1	80.1	80.1	73.0	1,927,536	1	1	5
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	55.9	55.9	73.4	73.4	73.4	1,464,192	1	1	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.9	79.9	79.9	79.9	77.6	1,901,760	1	1	8
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.2	78.2	78.2	78.2	78.2	2,422,013	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	72.5	72.5	72.5	93.2	93.2	3,478,560	2	1	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	84.4	84.9	71.2	71.4	65.6	2,951,196	2	1	12
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	3	59.8	60.6	83.3	81.7	81.7	3,307,900	2	1	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	3	92.4	92.4	87.1	88.2	93.5	6,423,408	3	3	8
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	3	76.2	76.2	57.7	57.7	57.7	4,006,704	2	2	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	2	94.4	94.4	94.4	96.6	96.6	4,072,332	2	2	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	5	94.6	90.5	92.0	92.0	96.1	12,354,809	6	5	16
680 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	133,000	2	88.5	84.5	84.5	84.5	84.5	3,939,444		1	7
750 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	192,000	2	91.6	95.4	95.4	95.4	95.4	6,796,884		1	8
1055 Washington Avenue	Stamford, Connecticut	Leasehold Interest	182,000	2	91.3	86.6	86.6	86.0	87.2	5,968,429	3	2	23

Total / Weighted Average Consolidated Properties			2,642,100	34	82.5	81.8	82.6	84.0	84.5	$64,162,971	28	23	133

UNCONSOLIDATED PROPERTIES

“Same Store”

One Court Square - 30%	Long Island City, New York	Fee Interest	1,402,000	18	100.0	100.0	100.0	100.0	100.0	39,819,192		5	1

Total / Weighted Average Unconsolidated Properties			1,402,000	18	100.0	100.0	100.0	100.0	100.0	$39,819,192		5	1

Grand Total / Weighted Average			4,044,100	52	88.6	88.1	88.6	89.6	89.9	$103,982,163			134
Grand Total - SLG share of Annualized Rent										$70,847,928		28

Reckson Portfolio Grand Total			7,814,100	100	91.5	90.8	91.0	91.7	92.8	$325,868,396			239
Portfolio Grand Total - SLG Share of Annualized Rent										$251,328,688	100	100

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

Wholly Owned Portfolio + Allocated JV Properties

									% of
			Total				% of	SLG Share of	SLG Share of
		Lease	Leased	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Rent ($)		Annualized	Rent	Rent($)	Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd & Court Square	Various	4,425,032	$163,503,667	(1)	$36.95	12.7%	$82,021,617	8.0%	A
Viacom International, Inc.	1515 Broadway	2015 & 2020	1,271,812	78,274,448		$61.55	6.1%	53,578,860	5.2%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue	2017 & 2020	1,150,207	60,533,648		$52.63	4.7%	60,533,648	5.9%	A+
Random House, Inc.	1745 Broadway	2018	644,598	36,516,834		$56.65	2.8%	11,780,331	1.1%	BBB
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	38,870,987		$62.76	3.0%	19,824,203	1.9%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2011 & 2017	496,876	20,272,310		$40.80	1.6%	20,272,310	2.0%	BBB+
The City of New York	16 Court Street & 100 Church Street	2013, 2014 & 2017	345,903	14,289,743		$41.31	1.1%	13,285,537	1.3%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	342,720	14,636,135		$42.71	1.1%	14,636,135	1.4%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,247,963		$36.29	0.8%	10,247,963	1.0%	BBB-
Polo Ralph Lauren Corporation	625 Madison Avenue	2019	269,269	16,103,889		$59.81	1.2%	16,103,889	1.6%	A-
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	15,637,700		$59.42	1.2%	7,975,227	0.8%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	255,156	12,285,429		$48.15	1.0%	11,263,444	1.1%	AA-
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2011, 2016 & 2021	246,381	8,614,152		$34.96	0.7%	8,614,152	0.8%
The City University of New York - CUNY	555 West 57th Street & 28 West 44th Street	2015, 2016 & 2030	239,717	9,051,530		$37.76	0.7%	9,051,530	0.9%
New York Presbyterian Hospital	28 West 44th Street & 673 First Avenue	2021	238,798	9,210,651		$38.57	0.7%	9,210,651	0.9%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,120,388		$22.48	0.4%	5,120,388	0.5%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	203,676	6,062,991		$29.77	1.0%	6,062,991	1.3%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	11,836,380		$65.19	0.9%	11,836,380	1.1%	BBB
HF Management Services LLC	100 Church Street	2031	172,577	5,004,733		$29.00	0.4%	5,004,733	0.5%
Fuji Color Processing Inc.	200 Summit Lake Drive	2013	165,880	5,023,711		$30.29	0.4%	5,023,711	0.5%	AA-
King & Spalding	1185 Avenue of the Americas	2025	162,243	9,606,376		$59.21	0.7%	9,606,376	0.9%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,220,181		$81.75	1.0%	13,220,181	1.3%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	11,228,664		$75.76	0.9%	11,228,664	1.1%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	146,917	6,487,278		$44.16	0.5%	6,487,278	0.6%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	146,352	8,526,492		$58.26	0.7%	8,526,492	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	8,355,222		$57.29	0.6%	4,261,163	0.4%
The Segal Company	333 West 34th Street	2025	144,307	7,305,007		$50.62	0.6%	7,305,007	0.7%
Meredith Corporation	125 Park Avenue	2011	143,075	6,656,431		$46.52	0.5%	6,656,431	0.6%
Draft Worldwide	919 Third Avenue	2013	141,260	8,127,489		$57.54	0.6%	4,145,019	0.4%	BB
St. Luke’s Hospital Center	555 West 57th Street	2014	134,251	5,156,261		$38.41	0.4%	5,156,261	0.5%

Total			13,517,055	$625,766,691	(1)	$46.29	49.0%	$458,040,574	45.2%

Wholly Owned Portfolio + Allocated JV Properties			29,129,160	$1,290,020,490	(1)	$44.29		$1,030,542,364

(1)-	Reflects the net rent of $39.66 PSF for the 388-390 Greenwich Street lease. If this lease were included on a gross basis, Citigroup’s total PSF annualized rent would be $47.64.
Total PSF annualized rent for the largest tenants would be $49.79 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $45.91.
(2)-	40% of Portfolio’s largest tenants have investment grade credit ratings. 31% of SLG share of annualized rent is derived from these tenants.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Based on SLG Share of Base Rental Revenue

Based on SLG Share of Square Feet Leased

Leasing Activity - Manhattan Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 12/31/10			1,578,183

Space which became available during the Quarter (A):
Office
	28 West 44th Street	4	6,659	7,811	$43.25
	120 West 45th Street	2	124,403	124,403	$57.40
	125 Park Avenue	1	29,054	29,054	$74.84
	220 East 42nd Street	2	15,782	15,782	$50.27
	317 Madison Avenue	5	19,063	20,324	$47.09
	331 Madison Avenue	3	32,000	32,000	$34.95
	420 Lexington Avenue	18	44,197	60,894	$48.69
	600 Lexington Avenue	2	15,655	14,608	$79.09
	800 Third Avenue	1	11,200	11,300	$47.50
	810 Seventh Avenue	1	15,500	15,500	$74.89
	1185 Avenue of the Americas	1	25,000	25,000	$45.36
	1350 Avenue of the Americas	1	1,738	1,738	$51.42
	Total/Weighted Average	41	340,251	358,414	$54.58

Storage
	120 West 45th Street	1	2,000	2,000	$30.00
	125 Park Avenue	1	440	440	$20.00
	420 Lexington Avenue	1	138	161	$34.66
	625 Madison Avenue	1	922	922	$30.00
	Total/Weighted Average	4	3,500	3,523	$28.96

	Total Space which became available during the Quarter
	Office	41	340,251	358,414	$54.58
	Storage	4	3,500	3,523	$28.96
		45	343,751	361,937	$54.33

	Total Available Space		1,921,934

(1)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(A)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 3/31/11				1,921,934

Office
	28 West 44th Street	1	3.0	1,486	2,369	$40.00	$57.22	$6.84	1.0
	100 Park Avenue	1	11.0	9,656	10,889	$65.00	$50.00	$65.00	12.0
	120 West 45th Street	1	10.0	76,022	75,172	$39.27	$59.00	$—	—
	220 East 42nd Street	2	5.3	15,782	15,782	$38.43	$50.27	$8.05	1.6
	317 Madison Avenue	3	3.9	2,895	3,217	$39.84	$40.59	$10.18	0.6
	331 Madison Avenue	2	10.0	29,000	29,000	$38.00	$34.65	$15.00	5.0
	333 West 34th Street	1	15.0	40,632	42,290	$35.00	$—	$55.00	11.0
	420 Lexington Avenue	17	5.1	42,275	55,591	$42.45	$46.45	$19.64	3.8
	461 Fifth Avenue	1	7.3	3,898	4,051	$75.00	$83.09	$44.00	4.0
	485 Lexington Avenue	1	10.0	13,827	14,206	$48.00	$—	$73.34	5.0
	521 Fifth Avenue	1	10.3	11,752	11,491	$43.00	$62.75	$71.30	4.0
	555 West 57th Street	1	15.0	27,918	32,365	$40.00	$32.25	$55.00	10.0
	600 Lexington Avenue	2	3.3	7,598	7,607	$64.53	$65.18	$—	1.1
	711 Third Avenue	1	10.0	29,967	32,826	$38.00	$—	$68.10	10.0
	750 Third Avenue	1	10.6	11,451	11,765	$45.55	$—	$9.28	4.0
	800 Third Avenue	2	5.4	11,907	12,816	$50.58	$46.66	$—	4.4
	810 Seventh Avenue	3	6.0	23,108	23,182	$59.75	$49.41	$18.73	3.7
	1185 Avenue of the Americas	2	9.9	45,563	49,607	$53.00	$46.11	$46.06	6.0
	1350 Avenue of the Americas	3	1.4	8,733	9,154	$64.99	$54.41	$30.99	—
	1515 Broadway	1	5.0	7,213	7,213	$50.00	$—	$7.65	3.0
	Total/Weighted Average	47	9.3	420,683	450,593	$44.60	$48.83	$30.98	5.1

Retail
	317 Madison Avenue	2	6.1	4,581	4,585	$117.38	$—	$—	2.3
	555 West 57th Street	1	10.0	110	210	$148.00	$222.16	$—	3.0
	Total/Weighted Average	3	6.3	4,691	4,795	$118.72	$222.16	$—	2.3

Storage
	100 Park Avenue	1	11.0	800	744	$27.50	$—	$—	—
	420 Lexington Avenue	2	2.6	240	324	$25.00	$27.84	$—	—
	555 West 57th Street	2	15.0	834	834	$18.00	$8.89	$—	—
	625 Madison Avenue	1	14.2	564	564	$31.91	$30.00	$—	2.0
	Total/Weighted Average	6	12.0	2,438	2,466	$24.97	$21.77	$—	0.5

Leased Space
	Office (3)	47	9.3	420,683	450,593	$44.60	$48.83	$30.98	5.1
	Retail	3	6.3	4,691	4,795	$118.72	$222.16	$—	2.3
	Storage	6	12.0	2,438	2,466	$24.97	$21.77	$—	0.5
	Total	56	9.3	427,812	457,854	$45.27	$48.86	$30.49	5.0

Total Available Space as of 3/31/11				1,494,122

Early Renewals
Office
	28 West 44th Street	3	3.0	33,602	37,498	$43.35	$44.90	$—	—
	100 Park Avenue	3	6.5	48,685	54,222	$58.46	$50.80	$10.26	1.6
	120 West 45th Street	1	1.4	6,063	6,525	$53.00	$52.18	$—	—
	317 Madison Avenue	1	1.0	1,566	1,978	$42.00	$41.42	$—	—
	420 Lexington Avenue	3	11.3	11,699	14,773	$44.28	$48.57	$27.13	2.5
	555 West 57th Street	1	14.0	70,388	72,647	$44.00	$36.60	$22.50	—
	600 Lexington Avenue	1	0.5	6,767	6,767	$73.00	$71.37	$—	—
	625 Madison Avenue	1	0.2	25,334	25,839	$75.00	$60.97	$—	—
	711 Third Avenue	1	15.0	25,437	27,454	$37.00	$39.82	$—	2.0
	1350 Avenue of the Americas	1	0.5	4,616	4,727	$85.00	$70.33	$—	—
	Total/Weighted Average	16	8.2	234,157	252,430	$51.20	$46.43	$10.27	0.7

Retail
	521 Fifth Avenue	1	12.0	1,150	1,150	$165.00	152.25	$—	—
	Total/Weighted Average	1	12.0	1,150	1,150	$165.00	$152.25	$—	—

Storage
	420 Lexington Avenue	1	3.4	586	600	$7.53	9.33	$—	—
	555 West 57th Street	1	11.7	1,842	2,099	$18.00	31.95	$—	—
	Total/Weighted Average	2	9.8	2,428	2,699	$15.67	$26.92	$—	—

Renewals
	Early Renewals Office	16	8.2	234,157	252,430	$51.20	$46.43	$10.27	0.7
	Early Renewals Retail	1	12.0	1,150	1,150	$165.00	$152.25	$—	—
	Early Renewals Storage	2	9.8	2,428	2,699	$15.67	$26.92	$—	—
	Total	19	8.3	237,735	256,279	$51.34	$46.70	$10.11	0.7

(1)	Annual initial Base Rent.
(2)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $45.74/rsf for 307,122 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $48.20/rsf for 559,552 rentable SF.

Leasing Activity - Suburban Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 12/31/10			961,523

Space which became available during the Quarter (A):
Office
	1100 King Street - 3 Int’l Drive	1	1,314	1,314	$20.77
	115-117 Stevens Avenue	1	911	911	$25.52
	100 Summit Lake Drive	1	7,860	7,860	$30.70
	1 Landmark Square	4	13,944	13,944	$38.01
	3 Landmark Square	4	54,731	54,731	$24.68
	300 Main Street	2	2,888	2,888	$29.84
	750 Washington Boulevard	1	26,205	26,205	$34.64
	1055 Washington Boulevard	2	6,746	6,746	$34.39
	500 West Putnam Avenue	1	20,617	20,617	$45.93
	The Meadows	2	28,339	28,339	$30.20
	16 Court Street	3	3,040	3,040	$42.29
	Total/Weighted Average	22	166,595	166,595	$31.99

	Total Space which became available during the Quarter
	Office	22	166,595	166,595	$31.99
		22	166,595	166,595	$31.99

	Total Available Space		1,128,118

(1)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(A)	Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 3/31/11				1,128,118

Office
	1100 King Street - 3 Int’l Drive	1	5.0	1,314	1,314	$20.00	$20.77	$0.50	—
	100 Summit Lake Drive	1	5.5	5,819	5,819	$24.50	$30.70	$22.53	6.0
	360 Hamilton Avenue	2	6.7	15,521	14,960	$34.10	$36.54	$41.69	3.3
	1 Landmark Square	5	4.4	19,987	19,780	$32.11	$35.92	$14.50	2.5
	3 Landmark Square	1	10.3	1,500	1,500	$25.00	$—	$40.00	4.0
	300 Main Street	2	2.4	2,888	2,888	$29.02	$29.89	$—	0.7
	680 Washington Boulevard	1	7.4	5,174	5,174	$40.00	$—	$54.81	5.0
	750 Washington Boulevard	1	5.3	18,765	18,765	$43.50	$34.64	$20.00	7.0
	1055 Washington Boulevard	4	3.4	15,411	15,411	$33.29	$34.39	$11.55	2.8
	The Meadows	1	5.0	6,567	6,567	$26.00	$—	$20.00	—
	16 Court Street	4	3.4	5,861	6,692	$33.76	$36.94	$4.50	0.6
	Total/Weighted Average	23	5.0	98,807	98,870	$34.07	$34.66	$21.25	3.5

Storage
	680 Washington Boulevard	1	5.0	187	187	$15.00	$—	$—	—
	16 Court Street	1	4.5	160	160	$20.00	$—	$—	—
	Total/Weighted Average	2	4.8	347	347	$17.31	$—	$—	—

Leased Space
	Office (3)	23	5.0	98,807	98,870	$34.07	$34.66	$21.25	3.5
	Storage	2	4.8	347	347	$17.31	$—	$—	—
	Total	25	5.0	99,154	99,217	$34.01	$34.66	$21.17	3.5

Total Available Space as of 3/31/11				1,028,964

Early Renewals
Office
	1100 King Street - 2 Int’l Drive	1	2.0	2,803	2,803	$34.00	$33.30	$14.79	—
	1100 King Street - 5 Int’l Drive	1	5.3	520	520	$26.50	$30.44	$0.50	3.0
	1 Landmark Square	2	4.0	10,521	10,521	$32.56	$36.88	$—	3.0
	3 Landmark Square	1	10.0	670	670	$23.50	$28.39	$—	3.0
	4 Landmark Square	1	12.0	12,065	12,065	$29.00	$33.98	$30.00	14.0
	16 Court Street	3	9.2	11,590	14,344	$32.36	$33.99	$7.15	7.8
	Total/Weighted Average	9	8.2	38,169	40,923	$31.31	$34.55	$12.37	7.7

Retail
	16 Court Street	1	13.0	10,993	10,826	$63.45	31.35	$—	—
	Total/Weighted Average	1	13.0	10,993	10,826	$63.45	$31.35	$—	—

Storage
	2 Landmark Square	1	5.0	1,600	1,600	$20.00	23.81	$—	4.0
	Total/Weighted Average	1	5.0	1,600	1,600	$20.00	$23.81	$—	4.0

Renewals
	Early Renewals Office	9	8.2	38,169	40,923	$31.31	$34.55	$12.37	7.7
	Early Renewals Retail	1	13.0	10,993	10,826	$63.45	$31.35	$—	—
	Early Renewals Storage	1	5.0	1,600	1,600	$20.00	$23.81	$—	4.0
	Total	11	9.0	50,762	53,349	$37.50	$33.57	$9.49	6.0

(1)	Annual initial Base Rent.
(2)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $34.81/rsf for 68,128 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $33.50/rsf for 109,051 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf

In 1st Quarter 2011 (1)	17	35,991	0.24%	$1,757,052	$48.82	$57.22		1	350	0.01%	$9,600	$27.43	$30.00
In 2nd Quarter 2011	29	164,215	1.12%	$8,611,260	$52.44	$72.03		2	6,780	0.10%	$414,636	$61.16	$72.00
In 3rd Quarter 2011	26	105,738	0.72%	$5,636,772	$53.31	$52.15		4	41,653	0.64%	$2,830,548	$67.96	$64.42
In 4th Quarter 2011	27	311,779	2.12%	$16,052,376	$51.49	$58.70		6	102,533	1.58%	$4,872,720	$47.52	$54.17

Total 2011	99	617,723	4.20%	$32,057,460	$51.90	$61.04		13	151,316	2.33%	$8,127,504	$53.71	$57.74

In 1st Quarter 2012	31	168,688	1.15%	$10,268,460	$60.87	$58.52		1	4,240	0.07%	$235,608	$55.57	$55.00
In 2nd Quarter 2012	42	197,475	1.34%	$11,178,398	$56.61	$66.38		3	26,127	0.40%	$1,371,036	$52.48	$80.97
In 3rd Quarter 2012	23	90,438	0.61%	$5,585,700	$61.76	$57.76		3	22,088	0.34%	$1,547,064	$70.04	$63.46
In 4th Quarter 2012	27	237,179	1.61%	$11,136,384	$46.95	$49.45		5	64,501	0.99%	$3,990,252	$61.86	$66.53

Total 2012	123	693,780	4.72%	$38,168,942	$55.02	$57.56		12	116,956	1.80%	$7,143,960	$61.08	$68.75

2013	114	1,259,999	8.56%	$67,557,948	$53.62	$52.21		5	79,546	1.22%	$4,601,004	$57.84	$62.53
2014	77	951,331	6.47%	$50,795,568	$53.39	$57.63		9	68,754	1.06%	$6,428,484	$93.50	$136.58
2015	90	697,890	4.74%	$35,520,828	$50.90	$54.86		17	1,473,642	22.66%	$87,049,848	$59.07	$60.08
2016	54	1,070,544	7.28%	$59,341,608	$55.43	$61.32		10	126,048	1.94%	$6,825,840	$54.15	$65.47
2017	62	1,736,367	11.80%	$92,377,812	$53.20	$54.86		8	114,342	1.76%	$7,311,000	$63.94	$67.53
2018	35	601,594	4.09%	$44,285,244	$73.61	$71.14		11	749,201	11.52%	$44,330,640	$59.17	$82.10
2019	20	578,527	3.93%	$32,988,276	$57.02	$58.83		6	174,362	2.68%	$11,064,936	$63.46	$67.56
2020	41	2,248,937	15.29%	$122,084,652	$54.29	$57.56		5	189,768	2.92%	$9,712,236	$51.18	$62.29
Thereafter	73	4,256,300	28.93%	$205,518,004	$48.29	$52.54		14	624,366	9.60%	$38,985,780	$62.44	$92.38
	788	14,712,992	100.00%	$780,696,342	$53.06	$56.23		110	3,868,301	59.49%	$231,581,232	$59.87	$71.98

							(4)	2	2,634,670	40.51%	$104,501,052
								112	6,502,971	100.00%	$336,082,284

(1) Includes month to month holdover tenants that expired prior to 3/31/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $39.66/psf with annual CPI escalation.

ANNUAL LEASE EXPIRATIONS - Suburban Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf

In 1st Quarter 2011 (1)	26	150,731	5.15%	$2,975,448	$19.74	$20.78	9	33,639	1.25%	$949,596	$28.23	$29.44
In 2nd Quarter 2011	14	129,197	4.42%	$3,990,564	$30.89	$29.46	6	14,266	0.53%	$481,740	$33.77	$28.49
In 3rd Quarter 2011	16	80,610	2.76%	$2,741,064	$34.00	$34.05	5	17,538	0.65%	$585,828	$33.40	$29.41
In 4th Quarter 2011	8	16,648	0.57%	$488,748	$29.36	$31.33	5	40,448	1.50%	$1,191,336	$29.45	$29.54

Total 2011	64	377,186	12.90%	$10,195,824	$27.03	$27.05	25	105,891	3.93%	$3,208,500	$30.30	$29.34

1st Quarter 2012	12	29,005	0.99%	$1,032,432	$35.59	$35.06	6	69,972	2.60%	$2,715,948	$38.81	$33.25
2nd Quarter 2012	11	37,827	1.29%	$1,328,892	$35.13	$36.19	5	73,990	2.75%	$2,451,288	$33.13	$32.60
3rd Quarter 2012	6	48,052	1.64%	$1,425,864	$29.67	$33.04	5	20,355	0.76%	$688,308	$33.82	$33.89
4th Quarter 2012	7	116,019	3.97%	$4,044,708	$34.86	$35.44	6	91,908	3.41%	$3,316,200	$36.08	$35.34

Total 2012	36	230,903	7.89%	$7,831,896	$33.92	$35.01	22	256,225	9.51%	$9,171,744	$35.80	$33.86

2013	37	316,710	10.83%	$10,301,508	$32.53	$31.07	23	99,737	3.70%	$3,230,100	$32.39	$41.64
2014	29	270,697	9.26%	$8,521,764	$31.48	$30.94	29	295,361	10.96%	$10,400,028	$35.21	$32.74
2015	34	287,735	9.84%	$9,304,464	$32.34	$31.96	20	136,811	5.08%	$4,247,484	$31.05	$32.43
2016	35	564,197	19.29%	$17,608,632	$31.21	$35.36	5	86,787	3.22%	$2,760,876	$31.81	$32.76
2017	8	70,588	2.41%	$2,151,648	$30.48	$30.41	7	63,196	2.35%	$2,361,372	$37.37	$32.99
2018	13	150,139	5.13%	$5,053,668	$33.66	$35.40	5	61,523	2.28%	$2,223,408	$36.14	$32.93
2019	8	227,227	7.77%	$6,630,756	$29.18	$30.17	6	38,432	1.43%	$1,393,744	$36.27	$34.62
2020	11	199,637	6.83%	$5,381,712	$26.96	$32.69	8	1,436,236	53.31%	$40,793,784	$28.40	$34.98
Thereafter	11	229,717	7.85%	$6,944,208	$30.23	$32.22	7	114,148	4.24%	$3,524,744	$30.88	$28.71
	286	2,924,736	100.00%	$89,926,080	$30.75	$32.09	157	2,694,347	100.00%	$83,315,784	$30.92	$34.09

(1) Includes month to month holdover tenants that expired prior to 3/31/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	3/31/2011	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	89.7	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	93.3	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	93.2	$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	86.9	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	98.5	$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	92.4	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	98.8	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	98.7	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	95.4	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	98.9	$231,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	92.6	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	99.8	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	83.3	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	85.0	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		95.4	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	80.9	$285,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	95.4	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	96.9	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	90.2	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	99.8	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	59.9	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Eastside	303,515	93.6	81.9	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	94.2	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	83.3	$245,700,000

(1)	Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2)	Current ownership interest is 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	3/31/2011	Price ($’s) (1)

2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	89.0	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	85.9	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	80.6	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	95.3	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	50.2	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	51.2	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	88.5	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	15.8	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	79.5	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Development & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	3/31/2011	Price ($’s) (1)

2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	100.0	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	90.0	100.0	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	100.0	$19,750,000
				169,082			$139,900,000

2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	75.8	$251,900,000
				160,550			$281,900,000

2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000

2008 Acquisition
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				46,280			$30,000,000

2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	21,900	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	—	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue (2)	Fee Interest	Grand Central South	203,800	100.0	100.0	$78,300,000
				1,269,891			$710,600,000

2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	741,500	20.1	20.1	$500,000,000

(1)   Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2)   Subject to long-term, third party net operating leases.

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)

2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 E. 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 W 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611

2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490

2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Equity income / (loss) from affiliates are generally accounted for on a cost basis and realized gains and losses are included in current earnings. For investments in private companies, the Company periodically reviews its investments and management determines if the value of such investments have been permanently impaired. Permanent impairment losses for investments in public and private companies are included in current earnings.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002 as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

CORPORATE GOVERNANCE

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

James Mead

Chief Financial Officer

Andrew Mathias

President

Andrew S. Levine

Chief Legal Officer

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	Ross.smotrich@barcap.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Credit-Suisse	Andrew Rosivach	(415) 249-7942	andrew.rosivach@credit-suisse.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
FBR Capital Markets & Co.	Sir Nagarajan	(646) 885-5429	snagarajan@fbr.com
Goldman Sachs & Co.	Jonathan Habermann	(917) 343-4260	jonathan.habermann@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
Morgan Stanley	Chris Caton	(415) 576-2637	chris.caton@morganstanley.com
Raymond James Financial, Inc.	William A. Crow	(727) 567-2594	bill.crow@raymondjames.com
RBC Capital Markets	David B. Rodgers	(440) 715-2647	dave.rodgers@rbccm.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.